UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 8, 2026

Coinbase Global, Inc.

(Exact name of registrant as specified in its charter)

Texas	001-40289	46-4707224
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Madison Avenue
Suite 2400 New York, NY	10010
(Address of principal executive offices)(1)	(Zip Code)

Not Applicable(1)

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.00001 par value	COIN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

(1)

We are a remote-first company. Accordingly, we do not maintain a headquarters. We are including this address solely for the purpose of satisfying the Securities and Exchange Commission’s request. Shareholder communications may also be sent to the email address: secretary@coinbase.com.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 8, 2026, Paul Grewal notified Coinbase Global, Inc. (“Coinbase” or the “Company”) of his intention to step down as Chief Legal Officer and Secretary of Coinbase, effective July 31, 2026. In connection with Mr. Grewal’s resignation, the Company expects to appoint Molly Abraham, Vice President, Legal as the Company’s General Counsel and Secretary.

On July 8, 2026, the Company and Mr. Grewal entered into an advisor agreement (the “Advisor Agreement”), pursuant to which Mr. Grewal will assist with the transition of his responsibilities and provide other advisory services to the Company from August 1, 2026 to October 31, 2026 (the “Advisory Period”). Mr. Grewal will be entitled to a lump sum payment equal to three months of his current base salary, payable following the end of the Advisory Period, and continued vesting of the portion of his outstanding restricted stock units scheduled to vest on August 20, 2026, subject to his continued services under the Advisor Agreement.

The foregoing description of the Advisor Agreement does not purport to be complete and is qualified in its entirety by reference to the Advisor Agreement, which is filed as an exhibit to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Advisor Agreement, dated July 8, 2026, by and between Coinbase, Inc. and Paul Grewal.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COINBASE GLOBAL, INC.

Date: July 9, 2026	By:	/s/ Alesia J. Haas
Alesia J. Haas
Chief Financial Officer